Fitch’s credit ratings for the Company and The Huntington National Bank (the Bank) are as follows:

	From:	To:

Huntington Bancshares Incorporated

Senior Unsecured Notes	A	A

Subordinated Notes	A-	A-

Short-Term	F-1	F-1

Outlook	Negative	Stable

The Huntington National Bank

Senior Unsecured Notes	A	A

Subordinated Notes	A-	A-

Short-Term	F-1	F-1

Outlook	Negative	Stable